Cash flow	6 Months Ended
Jun. 30, 2023
Disclosure Of Cash Flow [Abstract]
Cash flow
Cash Flow
Net cash generated from operating activities
Net cash generated from operating activities in the IFRS cash flows on page 27 includes the following items:

	Six months ended 30 June		Year ended 31 December
	2023	2022	2022
	£m	£m	£m
Profit for the period	4,035	1,938	6,846
Taxation on ordinary activities	1,268	1,123	2,478
Share of post-tax results of associates and joint ventures	(289)	(200)	(442)
Net finance costs	921	817	1,641
Profit from operations	5,935	3,678	10,523
Adjustments for:
– depreciation, amortisation and impairment costs	480	659	1,305
– increase in inventories	(357)	(437)	(246)
– (increase)/decrease in trade and other receivables	(425)	41	(42)
– decrease in Master Settlement Agreement payable	(897)	(859)	(145)
– increase/(decrease) in trade and other payables	347	(84)	3
– decrease in retirement benefit liabilities	(55)	(56)	(110)
– (decrease)/increase in other provisions for liabilities	(535)	399	643
– other non-cash items	29	989	606
Cash generated from operating activities	4,522	4,330	12,537
Dividends received from associates	202	171	394
Tax paid	(1,349)	(1,280)	(2,537)
Net cash generated from operating activities	3,375	3,221	10,394
Net cash generated from operating activities increased by £154 million, primarily driven by the realisation of tax credits in Brazil (related to the previously disclosed VAT on social contributions) and higher dividends received from the Group's associate ITC. These were partly offset by lower receivables factoring across the Group, lower working capital in APMEA and higher payments of tax. Included within net cash generated from operating activities were litigation payments of £179 million (30 June 2022: £31 million) which included, in both 2023 and 2022, payments in respect of Engle and, in 2023, payments related to the settlement of the investigation by the FCCPC in Nigeria, as described on page 38.
Expenditure on research and development was approximately £194 million for the six months to 30 June 2023 (30 June 2022: £150 million) with a focus on products that could potentially reduce the risk associated with smoking conventional cigarettes.
Net cash from investing activities
Net cash from investing activities was £41 million, an improvement of £249 million from the same period last year when it was an outflow of £208 million. The improvement was largely due to a net inflow of £110 million (30 June 2022: £93 million net outflow) from short-term investment products, including treasury bills. Purchases of property, plant and equipment were largely in line with 2022, at £110 million (30 June 2022: £99 million).
Included within investing activities is gross capital expenditure. This includes the investment in the Group’s global operational infrastructure (including, but not limited to, the manufacturing network, trade marketing and IT systems). In 2023, the Group invested £130 million, a decrease of 5.9% on the prior year (30 June 2022: £138 million). The Group now expects gross capital expenditure in 2023 of approximately £550 million mainly related to the ongoing investment in the Group’s operational infrastructure, including the expansion of our New Categories portfolio.
Net cash used in financing activities
Net cash used in financing activities was an outflow of £3,023 million in 2023 (30 June 2022: £2,389 million outflow). The total outflow includes:
–The payment of the dividend of £2,479 million (30 June 2022: £2,476 million);
–Higher interest paid in the period of £855 million (30 June 2022: £746 million), driven by higher interest charges as new debt issued replaced cheaper debt on maturity;
–The net issuance of borrowings in 2023 of £1,004 million compared to a net issuance of borrowings in the six months to 30 June 2022 of £2,075 million;
–An outflow of £429 million related to derivatives (30 June 2022: inflow of £253 million); and
–In the first six months of 2022, an outflow of £1,256 million in respect of the 2022 share buy-back programme.